EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Excalibur Industries (the “Company”) on Form 10-Q for the quarter ending August 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

 (1)           The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 11, 2016

/s/ Michael P. Johnson
Michael P. Johnson
Chief Financial Officer